VISION LARGE CAP CORE FUND
VISION LARGE CAP VALUE FUND
 (Portfolios of VISION Group of Funds)
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Supplement to the Combined Class A and B Shares Prospectus dated August 31, 2001


1. Please replace the language in the "Strategy" sub-section of VISION Large Cap Core Fund on page 10 of the Prospectus with the following language, which clarifies that the market capitalization of the large cap companies in which the Fund invests will be similar, at the time of purchase, to the market capitalization of companies included in the Standard & Poor's 500 Index (S&P 500):

     "The Fund invests, under normal market conditions, at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in a diversified portfolio of equity securities (primarily common stocks) of companies similar in market capitalization at time of purchase to those within the S&P 500. As of April 30, 2002, the S&P 500's market capitalization range was approximately $354 million to $313 billion, but the range frequently changes as the market value of the stocks that comprise the S&P 500 changes or as companies are added to or removed from the S&P 500. Equity securities include common and preferred stocks as well as convertible securities. The Adviser utilizes a blended style of investing by using a growth-based strategy or value-based strategy (or both), as market conditions dictate. Under normal market conditions, the Fund intends to invest at least 65% of its assets in these large-cap equity securities that are expected to produce capital appreciation. The Fund will also consider to a lesser extent whether a stock offers the opportunity for income."

2. Please replace the language in the "Strategy" sub-section of VISION Large Cap Value Fund on page 11 of the Prospectus with the following language, which clarifies that the market capitalization of large cap companies in which the Fund invests will be similar, at the time of investment, to the market capitalization of companies included in the "value" component of the S&P 500:

     "The Fund invests, under normal market conditions, at least 80% of the value of its net assets plus the amount of borrowings for investment purposes in a diversified portfolio of equity securities (primarily common stocks) of U.S. companies similar in market capitalization at time of purchase to those within the Standard & Poor's 500/Barra Value Index (S&P
     BV). As of April 30, 2002, the S&P BV's market capitalization range was approximately $617 million to $275 billion, but the range frequently changes as the market value of the stocks that comprise the S&P BV changes or as stocks are added to or removed from the S&P BV. Equity securities include common and preferred stocks, as well as convertible securities. The adviser uses a value-oriented approach to select those companies with unrecognized or under-valued assets. Such a value approach seeks companies whose stock prices do not appear to reflect their underlying value as measured by assets, earnings, cash flow, business franchises, or other quantitative or qualitative measurements."

                                                               May 24, 2002

Cusip 92830F778
Cusip 92830F760
Cusip 92830F802
Cusip 92830F810
27460 (5/02)